                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1996 to August 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996

                              CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                              TRUST ACCOUNT #13223001
                              REMITTANCE DATE: 9/16/96

                                                 Total $        Per $1,000
                                                 Amount           Original
                                             -------------     ------------
Class A Certificates
- --------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                         $5,548,115.30

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                       0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                    5,548,115.30

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate(6.10%)        6.10%
           b. Class A-1 Interest                663,484.19      4.60752910
           c. Class A-2 Remittance Rate(6.45%)        6.45%
           d. Class A-2 Interest                314,437.50      5.37500000
           e. Class A-3 Remittance Rate(6.90%)        6.90%
           f. Class A-3 Interest                181,700.00      5.75000000
           g. Class A-4 Remittance Rate(7.20%)        7.20%
           h. Class A-4 Interest                421,440.00      6.00000000
           i. Class A-5 Remittance Rate(7.65%,
              unless Weighted Average Contract
              Rate is below 7.65%)                    7.65%
           j. Class A-5 Interest                521,857.50      6.37500000

      (3)  Amount applied to:
           a. Unpaid Class A Interest
               Shortfall                               .00             .00

      (4)  Remaining:
           a. Unpaid Class A Interest
               Shortfall                               .00             .00

                  GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 2

                                   CUSIP#'S  393505-LS9, LT7, LU4, LV2, LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 9/16/96

B.   Principal
     (5)  Formula Principal Distribution
           Amount                             1,963,116.52             N/A
          a.  Scheduled Principal               681,863.66             N/A
          b.  Principal Prepayments           1,106,817.75             N/A
          c.  Liquidated Contracts              174,435.11             N/A
          d.  Repurchases                              .00             N/A
     (6)  Pool Scheduled Principal
           Balance                          449,826,695.55    966.81133147

   (6a)   Pool Factor                           .96681133

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                         .00

     (8)  Class A Percentage for such Remittance
          Date                                       91.76%

     (9)  Class A Percentage for the following
          Remittance Date                            91.73%

    (10)  Class A Principal Distribution:
          a.  Class A-1                       1,963,116.52     13.63275361
          b.  Class A-2                                .00             .00
          c.  Class A-3                                .00             .00
          d.  Class A-4                                .00             .00
          e.  Class A-5                                .00             .00

    (11)  Class A-1 Principal Balance       128,558,363.55    892.76641354
   (11a)  Class A-1 Pool Factor                 .89276641

    (12)  Class A-2 Principal Balance        58,500,000.00    1000.0000000
   (12a)  Class A-2 Pool Factor                 1.00000000

    (13)  Class A-3 Principal Balance        31,600,000.00    1000.0000000
   (13a)  Class A-3 Pool Factor                 1.00000000

    (14)  Class A-4 Principal Balance        70,240,000.00    1000.0000000



                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                          CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 3

                                   CUSIP#'S   393505-LS9, LT7, LU4, LV2, LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 9/16/96

    (14a)  Class A-4 Pool Factor              1.00000000
    (15)   Class A-5 Principal Balance     81,860,000.00      1000.0000000
    (15a)  Class A-5 Pool Factor              1.00000000

    (16)   Unpaid Class A Principal Shortfall
           (if any) following current Remittance Date                  .00

 C.  Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (17)  31-59 days                        3,047,951.57               112

    (18)  60 days or more                   2,912,353.22                92

    (19)  Current Month Repossessions         763,607.41                30

    (20)  Repossession Inventory            1,573,977.77                56


     Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

    (21)  Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Remittance Date                                         .65%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                            .48%

    (22)  Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current
               Remittance Date                                         .68%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                            .66%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 4

                                   CUSIP#'S  393505-LS9, LT7, LU4, LV2, LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 9/16/96

    (23)  Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for the current Remittance
               Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from March 1, 2000 to
               February 28, 2001, 6.5% from March 1, 2001 to
               February 28, 2002, 8.5% from March 1, 2002 to
               February 28, 2003 and 9.5% thereafter)                  .02%

    (24)  Current Realized Losses Test

          (a)  Current Realized Losses for current Remittance
               Date                                              37,065.82

          (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
               may not exceed 2.25%)                                   .03%

    (25)  Class M-1 Principal Balance Test

          (a)  The sum of Class M-1 Principal Balance and Class B
               Principal Balance (before distributions on current
               Remittance Date) divided by Pool Scheduled Principal
               Balance as of preceding Remittance Date (may not
               exceed 25.5%)                                         17.50%

    (26)  Class B Principal Balance Test

          (a)  Class B Principal Balance (before any distributions
               on current Remittance Date) as of such Remittance date
               greater than $9,305,367.00                              .00

          (b)  Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is
               equal to or greater than 12.00%                        8.24%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 5

                                                        CUSIP#'S 393505-LX8
                                                        TRUST ACCOUNT #13223001
                                                        REMITTANCE DATE: 9/16/96

                                                        Total $     Per $1,000
                                                        Amount       Original
                                                    -------------  -------------
CLASS M1 CERTIFICATES
- ---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                                 1,482,079.59

A.    Interest
(28)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.60%,
          unless Weighted Average Contract
          Rate is below 7.60%)                              7.60%
      b.  Class M-1 Interest                           265,050.00     6.33333333

(29)  Amount applied to Class M-1 Interest
       Deficiency Amount                                      .00              0

(30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                      .00              0

(31)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                 .00              0

(32)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                 .00              0

B.    Principal
(33)  Formula Principal Distribution Amount
      a.  Scheduled Principal                                 .00            N/A
      b.  Principal Prepayments                               .00            N/A
      c.  Liquidated Contracts                                .00            N/A
      d.  Repurchases                                         .00            N/A

(34)  Class M-1 Principal Balance                   41,850,000.00  1000.00000000
(34a) Class M-1 Pool Factor                            1.00000000

(35)  Class M-1 Percentage for such Remittance
      Date                                                   .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 6

                                                        CUSIP#'S 393505-LY6,LZ3
                                                        TRUST ACCOUNT #13223001
                                                        REMITTANCE DATE: 9/16/96

(36)  Class M-1 Percentage for the following
      Remittance Date                                          .00%

(37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                   .00  0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                  .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                      .00

                                                          Total $    Per $1,000
                                                          Amount      Original
                                                       ------------  ----------
Class B1 Certificates
- ---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                           1,217,029.59

(2)   Class B-1 Remittance Rate (7.55% unless
      Weighted Average Contract Rate is
      below 7.55%)                                            7.55%

(3)   Aggregate Class B1 Interest                        117,025.00  6.29166667

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                     .00         .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                        .00         .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                         .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 7

                                                        CUSIP#'S 393505-LY6, LZ3
                                                        TRUST ACCOUNT #13223001
                                                        REMITTANCE DATE: 9/16/96

                                                          Total $     Per $1,000
                                                           Amount      Original
                                                       -------------  ----------
(7)    Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                         .00

(8)    Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                  .00

(8a)   Class B Percentage for such Remittance Date               .00

(8b)   Class B Percentage for the following
       Remittance Date                                           .00

(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                    .00

(10a)  Class B1 Principal Shortfall                              .00

(10b)  Unpaid Class B1 Principal Shortfall                       .00

(11)   Class B Principal Balance                       37,218,332.00

(12)   Class B1 Principal Balance                      18,600,000.00

Class B2 Certificates
- -----------------------------------
(13)   Remaining Amount Available                       1,100,004.59

(14)   Class B-2 Remittance Rate (7.90%
       unless Weighted Average Contract
       Rate is less than 7.90%)                                 7.90%

(15)  Aggregate Class B2 Interest                         122,570.69  6.58333357

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 8

                                    CUSIP#'S   393505-LY6, LZ3
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 9/16/96



                                                     Total $          Per $1,000
                                                     Amount            Original
                                                     -------          ----------
(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                               .00                 .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                                  .00                 .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                                .00

(19) Class B2 Principal Liquidation Loss Amount          .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                .00

(21) Guarantee Payment                                   .00

(22) Class B2 Principal Balance                18,618,332.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                             188,245.76

(24) 3% Guarantee Fee                             789,188.14

(25) Class C Residual Payment                            .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 9

                                 CUSIP#'S   393505-LY6, LZ3
                                 TRUST ACCOUNT #13223001
                                 REMITTANCE DATE: 9/16/96


(26) Class M-1 Interest Deficiency on such
     Remittance Date                                                 .00
(27) Class B-1 Interest Deficiency on such
     Remittance Date                                                 .00

(28) Repossessed Contracts                                    763,607.41

(29) Repossessed Contracts Remaining
     in Inventory                                           1,573,977.77

(30) Weighted Average Contract Rate                              9.83732